STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Cash	$ 12,573	$ 17,080
Investments at fair value (see Notes 3 & 4)	743,353,438	671,373,965
Receivables:
Notes receivable from participants	14,349,350	12,967,987
Participant contributions	0	903,430
Employer contributions	0	2,131,134
Total receivables	14,349,350	16,002,551
NET ASSETS AVAILABLE FOR BENEFITS	$ 757,715,361	$ 687,393,596